SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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EQUUS II INCORPORATED

(Name of Registrant as Specified in Its Charter)

Kenneth I. Denos, 2727 Allen Parkway, 13th Floor, Houston, TX 77019

(Name of Person(s) Filing Proxy Statement)

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EQUUS II INCORPORATED

Notice of the 2006

Annual Meeting of Stockholders

Meeting Date:	June 15, 2006
Meeting Time:	9:00 a.m., CDT
Location:	Plaza I Room, Plaza Level
Riviana Building
2777 Allen Parkway
Houston, Texas 77019

Agenda

•	To elect 10 directors, each for a term of one year;

•	To ratify the appointment of the Fund’s independent auditor for fiscal 2006; and

•	To transact such other business as may properly come before the annual meeting.

Voting

All holders of record of shares of the Fund’s common stock (NYSE: EQS) at the close of business on April 21, 2006 (the “Record Date”), or their legal proxy holders, are entitled to vote at the meeting and any postponements or adjournments of the meeting.

Please submit a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy by mail. For specific instructions, please refer to the Questions and Answers in this proxy statement and the instructions on the proxy card.

We are distributing this proxy statement and proxy form to stockholders on or about May 1, 2006.

By order of the Board of Directors,

KENNETH I. DENOS

Secretary

April 24, 2006

Houston, Texas

EQUUS II INCORPORATED

2727 Allen Parkway, 13th Floor

Houston, Texas 77019

PROXY STATEMENT

This proxy statement contains information relating to the annual meeting of Equus II Incorporated (“EQS” or the “Fund”) to be held on Thursday, June 15, 2006, beginning at 9:00 a.m., local time, at Plaza I Room, Plaza Level, Riviana Building, 2777 Allen Parkway, Houston, Texas 77019, and at any postponements or adjournments thereof, and is furnished in connection with the solicitation of proxies by our Board of Directors to be voted at the annual meeting. This proxy statement is being mailed to stockholders on or about May 1, 2006.

ABOUT THE MEETING

What is the purpose of the annual meeting?

At our annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors (see Item 1) and the ratification of the Fund’s independent auditor (see Item 2). In addition, the Fund’s management will report on the performance of the Fund during 2005 and respond to questions from stockholders.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board’s recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

•	for election of the nominated slate of directors (see Item 1); and

•	for ratification of the appointment of UHY Mann Frankfort Stein & Lipp CPAs LLP (“UHY”) as the Fund’s independent auditors (see Item 2).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “Withheld” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. The ten persons receiving the highest number of “For” votes will be elected.

Ratification of Appointment of UHY. The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the appointment of UHY will be required for ratification. A properly executed proxy marked “Abstain” with respect to such matter will not be voted in favor of or against such matter, although it will be counted as voted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

Broker Non-Votes. If you hold shares in “street name” through a broker, bank, or other nominee, your broker, bank, or nominee may be permitted to exercise voting discretion with respect to the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares will be voted “For” election of the director nominees and “For” ratification of the appointment of UHY.

Adjournment. The chairman of the meeting or the holders of a majority of the shares of the Fund, present in person or represented by proxy, although not constituting a quorum, may adjourn the meeting. If a vote is required to adjourn the meeting, the persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against the proposal for which an adjournment is sought.

How are votes counted?

In the election of directors, you may vote “For” all of the nominees or your vote may be “Withheld” with respect to one or more of the nominees. For any other proposal, you may vote “For,” “Against,” or “Abstain.” If you “Abstain,” it has the same effect as a vote “Against.” If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.

Am I required to approve or reject all of the proposals as a group, or can I vote “For” one proposal and “Against” another?

Each of the proposals discussed in this proxy statement is subject to a separate vote, and you should vote on each proposal on its own merits.

Who is entitled to vote at the meeting?

If you owned shares of the Fund on the Record Date, you are entitled to receive notice of and to participate in the annual meeting. A list of stockholders on the Record Date will be available for inspection at the Fund’s office at 2727 Allen Parkway, 13th Floor, Houston, Texas for ten days before the meeting.

What are the voting rights of holders of the Fund’s common stock?

You may cast one vote per share of the Fund’s common stock that you held on the Record Date on each proposal considered at the annual meeting. These shares include shares that are: (1) held directly in your name as the stockholder of record and (2) held for you as the beneficial owner through a stockbroker, bank, or other nominee.

Who can attend the meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the meeting. Each stockholder may be asked to present valid identification. Cameras, recording devices, and other electronic devices will not be permitted at the meeting.

Please note that if you hold your shares in “street name” (that is, through a broker, bank, or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the Record Date will constitute a quorum, permitting the meeting to conduct its business. As of the Record Date, 8,106,365 shares of the Fund’s common stock, representing the same number of votes, were outstanding.

Proxies received but marked as abstentions or withheld and broker non-votes that are voted on any matter will be included in the calculation of the number of shares considered to be present at the meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many stockholders of the Fund hold their shares through a stockbroker, bank or, other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with the Fund’s transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by the Fund. As the stockholder of record, you have the right to grant your voting proxy directly to the Fund or to vote in person at the annual meeting. We have enclosed a proxy card for you to use.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares.

How can I vote my shares in person at the annual meeting?

Shares held directly in your name as the stockholder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. Even if you plan to attend the annual meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the annual meeting. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

How can I vote my shares without attending the annual meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the annual meeting by completing and mailing your proxy card or voting instruction card in the enclosed pre-paid envelope. Please refer to the enclosed materials for details.

Can I change my vote after I return my proxy card?

Yes. You may change your proxy instructions at any time prior to the vote at the annual meeting. You may accomplish this by granting a new proxy card or new voting instruction card bearing a later date (which automatically revokes the earlier proxy instructions) or by attending the annual meeting and voting in person. Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

What does it mean if I receive more than one proxy or voting instruction card?

It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Where can I find the voting results of the annual meeting?

We will announce preliminary voting results at the annual meeting and publish the final results in our quarterly report on Form 10-Q for the quarter ended June 30, 2006.

Who can I call if I have a question?

If you have any questions about this proxy statement, please call us at 713-529-0900 between 9:00 a.m. and 5:00 p.m., Central Daylight Time, Monday through Friday.

STOCK OWNERSHIP

Who are the largest owners of the Fund’s stock?

Based on a review of filings with the Securities and Exchange Commission (“SEC”), the Fund is aware of two beneficial owners of more than 5% of the outstanding shares of the Fund’s common stock: (i) MCC Europe Limited, Moore, Clayton & Co., Inc., Anthony R. Moore and Sharon Clayton and (ii) Sam P. Douglass.

How much stock do the Fund’s directors and executive officers own?

The following table shows the amount of the Fund’s common stock beneficially owned (unless otherwise indicated) as of March 31, 2006, by (1) any person known to the Fund to be the beneficial owner of more than 5% of the outstanding shares of the Fund’s common stock, (2) each director/director nominee of the Fund, and (3) all current executive officers and directors/director nominees as a group.

The number of shares beneficially owned by each entity, person, director/director nominee, or executive officer is determined under SEC rules and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the entity or individual has sole or shared voting power or investment power and also any shares that the entity or individual has the right to acquire as of March 31, 2006, or within 60 days after March 31, 2006, through the exercise of any stock option or other right. Unless otherwise indicated, to our knowledge each individual has sole investment and voting power, or shares such powers with his spouse, with respect to the shares set forth in the table.

	Amount and Nature of Beneficial Ownership
Name	Sole Voting and Investment Power	Options Exercisable Within 60 Days(1)	Other Beneficial Ownership		Total	Percent of Class Outstanding(2)
MCC Europe Limited, Moore, Clayton & Co., Inc., Anthony R. Moore, Sharon Clayton(3)	1,463,013	—	—		1,463,013	18.0%
Sam P. Douglass (4)	22,814	—	428,380	(5)	451,194	5.6%
Richard F. Bergner	—	—	—		—	—
Charles M. Boyd, M.D.	1,067	—	—		1,067	*
Alan D. Feinsilver	20,000	—	—		20,000	*
Gregory J. Flanagan	9,267	—	1,289	(6)	10,556	*
Henry W. Hankinson	—	—	—		—	—
Robert L. Knauss	2,389	—	683	(7)	3,072	*
Dr. Francis D. Tuggle	5,920	—	—		5,920	*
James M. Walsh	3,000	—	—		3,000	*
All current directors/director nominees and executive officers as a group (13 persons)	1,541,583	—	430,352		1,971,935	24.3%

*	Indicates less than one percent.
(1)	Effective June 30, 2005, the Fund terminated its 1997 Stock Incentive Plan. Accordingly, there are no longer any options outstanding.
(2)	Based on 8,106,365 shares of the Fund’s common stock, $.001 par value, outstanding as of March 31, 2006. There are no options, warrants, rights or conversion privileges outstanding with respect the Fund’s common stock.
(3)

The address of MCC Europe Limited (“MCCE”) is 14 Hay’s Mews, London W1J 5PT, United Kingdom. The address of Moore, Clayton & Co., Inc. (“MCC”) is 10757 South River Front Parkway, Suite 125, South Jordan, Utah 84095. Mr. Moore’s business address is 2727 Allen Parkway, 13th Floor, Houston, Texas 77019 and Ms. Clayton’s business address is 10757 South River Front Parkway, Suite 125, South Jordan, Utah 84095. Mr. Moore and Ms. Clayton are principal shareholders of MCC which is the parent company of, among other entities, MCCE and Moore, Clayton Capital Advisors, Inc., the Fund’s investment adviser. The number of shares beneficially owned by MCCE, MCC, Mr. Moore and Ms. Clayton is based on the Schedule 13D/A they filed jointly on March 8, 2006.

(4)	Mr. Douglass’ business address is 2727 Allen Parkway, 13th Floor, Houston, Texas 77019.
(5)	Includes (a) 33,149 shares held directly and in retirement accounts by Paula T. Douglass, Mr. Douglass’ wife, (b) 174,457 shares held by trusts for the benefit of members of Mr. Douglass’ family of which Mr. Douglass is the trustee and a lifetime beneficiary, a trust of which Mr. Douglass is the beneficiary, and a trust of which Mrs. Douglass is the beneficiary, and (c) 220,774 shares held by Equus Corporation International, a Delaware corporation of which Mr. Douglass is the chairman of the board and chief executive officer. Mr. Douglass disclaims beneficial ownership of all shares not directly owned by him.
(6)	Includes 1,289 shares held by Mr. Flanagan’s spouse.
(7)	Includes 683 shares held by the Robert L. Knauss Defined Plan (the “Knauss Plan”) of which Mr. Knauss is a control person. Mr. Knauss disclaims beneficial ownership of the shares held by the Knauss Plan.

How did MCCE, MCC, Mr. Moore and Ms. Clayton acquire their beneficial interest in the Fund?

On June 30, 2005 and July 1, 2005, MCCE purchased 1,111,250 shares of the Fund in privately negotiated transactions. To finance these transactions, MCC received $9,700,000 from Manchester Securities Corp (“Manchester”) on June 30, 2005 pursuant to a share purchase agreement between MCC and Manchester dated June 21, 2005. A copy of the share purchase agreement was attached as an exhibit to the Schedule 13D/A filed by MCCE, MCC, Mr. Moore and Ms. Clayton on July 11, 2005. The share purchase agreement incorporates by reference a promissory note. The note bears interest of 6.25% with interest payments due semi-annually. The interest on the note increases incrementally through 2006 to up to 13% in the event that MCC does not engage in a public offering of its shares and where Manchester either (i) is able to sell at least 70% of the shares of MCC into which the note may then be converted or (ii) has at least 60% of the original nominal amount of the note prepaid. June 30, 2007 is the due date on repayment of any outstanding balance owing on the note. The note may be converted into equity of MCC at the option of Manchester. The note is secured by the shares of the Fund, MCC and its subsidiaries in a pledge agreement. MCCE used $9,580,123.50 of the funds received from Manchester to purchase the 1,111,250 shares.

On December 30, 2005, MCCE purchased 666,763 shares of the Fund in privately negotiated transactions. One of the transactions involved the purchase of 517,158 shares from Karpus Management, Inc. d/b/a Karpus Investment Management. To finance these transactions, MCC received $6,539,615 from Manchester on December 30, 2005 pursuant to a share purchase agreement between MCC and Manchester dated December 29, 2005. A copy of the share purchase agreement was attached as an exhibit to the Schedule 13D/A filed by MCCE, MCC, Mr. Moore and Ms. Clayton on January 10, 2006. The note bears interest of 6.25% with interest payments due semi-annually. The interest on the note increases incrementally through 2006 to up to 13% in the event that MCC does not engage in a public offering of its shares and where Manchester either (i) is able to sell at least 70% of the shares of MCC into which the note may then be converted or (ii) has at least 60% of the original nominal amount of the note prepaid. June 30, 2008 is the due date on repayment of any outstanding balance owing on the note. The note may be converted into equity of MCC at the option of Manchester. The note is secured by the shares of the Fund, MCC, MCC Holdings and its subsidiaries in a pledge agreement. MCCE used the funds received from Manchester to purchase the 666,763 shares.

On February 23, 2006, MCCE sold 315,000 shares of the Fund.

Were Section 16(a) beneficial ownership reports timely filed?

Under the federal securities laws, our directors, executive officers, and any persons beneficially owning more than ten percent of our common stock are required to report their ownership of our common stock and any changes in that ownership to the Fund and the SEC. Specific due dates for these reports have been established by regulation. Based solely upon a review of reports furnished to the Fund and written representations of certain persons that no other reports were required, we believe that all of our directors and executive officers complied during 2005 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), with the exception of a Form 4 filing that was required to be filed by James Philip Walters on January 6, 2005. The filing was made on January 7, 2005.

GOVERNANCE OF THE FUND

What are the duties of the Board of Directors?

The Board provides overall guidance and supervision with respect to the operations of the Fund and performs the various duties imposed on the directors of business development companies by the Investment Company Act of 1940 (the “Investment Company Act”). Among other things, the Board supervises the management arrangements of the Fund, the custodial arrangements with respect to portfolio securities, the selection of accountants, fidelity bonding, and transactions with affiliates. All actions taken by the Board are taken by majority vote unless a higher percentage is required by law or unless the Investment Company Act or the Fund’s Restated Certificate of Incorporation or bylaws require that the actions be approved by a majority of the directors who are not “interested persons” (as defined in the Investment Company Act) — referred to as “independent directors.” The Investment Company Act requires that a majority of the Fund’s directors be independent directors.

Who are the current members of the Board?

The members of the Board of Directors on the date of this proxy statement and the committees of the Board on which they serve, are identified below.

Director	Audit Committee	Compensation Committee	Committee of Independent Directors	Governance and Nominating Committee
Richard F. Bergner			*	Chair
Charles M. Boyd, M.D.		*	*	*
Sam P. Douglass
Alan D. Feinsilver	Chair		*
Gregory J. Flanagan			*	*
Henry W. Hankinson	*		*
Robert L. Knauss	*		Chair
Anthony R. Moore
Dr. Francis D. Tuggle	*	*	*
James W. Walsh		Chair	*	*

What committees has the Board established?

The Board has five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compensation Committee and a Committee of Independent Directors.

Audit Committee

The functions of the Audit Committee are described below in “Item 2 – Ratification of the Selection of the Independent Auditors for the Fund” under the heading “Report of the Audit Committee.” The charter of the Audit Committee was attached to the 2004 proxy statement and is available on the Fund’s website (www.equuscap.com). The Audit Committee met five times during 2005.

Each member of the Audit Committee is an independent director within the meaning of SEC regulations and the listing standards of the New York Stock Exchange (“NYSE”). Alan Feinsilver, the chair of the Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations and the Board has determined that he has accounting and related financial management expertise within the meaning of the listing standards of the NYSE.

Committee of the Independent Directors

The functions of the Committee of the Independent Directors are to: recommend to the full Board approval of any management, advisory, or administration agreements; recommend to the full Board any underwriting or distribution agreements; review the fidelity bond and premium allocation; review any joint insurance policies and premium allocation; review and monitor the Fund’s compliance with procedures adopted pursuant to certain rules promulgated under the Investment Company Act; and carry out such other duties as the independent directors shall, from time to time, conclude are necessary in the performance of their duties under the Investment Company Act.

The Committee of Independent Directors met as needed at regularly scheduled Board Meetings. The Committee consists of all independent directors.

Compensation Committee

The function of the Compensation Committee was to determine and issue stock options for officers of the Fund under the Equus II Incorporated 1997 Stock Incentive Plan (the “1997 Stock Incentive Plan”). Effective June 30, 2005, the 1997 Stock Incentive Plan was terminated. The charter of the Compensation Committee is available on the Fund’s website (www.equuscap.com). The Committee did not meet in 2005. All members of the Committee are independent directors within the meaning of the listing standards of the New York Stock Exchange.

Governance and Nominating Committee

The Governance and Nominating Committee is responsible for developing and implementing policies and practices relating to corporate governance. The Committee selects individuals for nomination to the Board of Directors of the Fund. In addition, the Committee develops and reviews background information on candidates for the Board and makes recommendations to the Board regarding such candidates. The Committee also prepares and supervises the Board’s annual review of director independence and the Board’s performance self-evaluation. The charter of the Governance and Nominating Committee is available on the Fund’s website (www.equuscap.com). The Committee met two times during 2005.

All of the members of the Committee are independent directors within the meaning of SEC regulations and the listing standards of the NYSE.

How does the Board select nominees for the Board?

The Governance and Nominating Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. A stockholder who wishes to recommend a prospective nominee for the Board should notify the Fund’s Secretary or any member of the Governance and Nominating Committee in writing in care of Equus II Incorporated, 2727 Allen Parkway, 13th Floor, Houston, Texas 77019. To be considered by the Nominating and Governance Committee, stockholder nominations must be submitted before our fiscal year-end and must be accompanied by a description of the qualifications of the proposed candidate and a written statement from the proposed candidate that he or she is willing to be nominated and desires to serve if elected. The Governance and Nominating Committee will also consider whether to nominate any person nominated by a stockholder pursuant to the provisions of the Fund’s bylaws relating to stockholder nominations as described in “Additional Information—Advance Notice Procedures,” below. Nominees for director who are recommended by stockholders will be evaluated in the same manner as any other nominee for director.

Once the Governance and Nominating Committee has identified a prospective nominee, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Committee with the recommendation of the prospective candidate, as well as the Committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors considered by the Committee. If the Committee determines, in consultation with the other Board members as appropriate, that additional consideration is warranted, it may gather additional information about the prospective nominee’s background and experience. The Chairman of the Committee and our Chairman of the Board will then interview a qualified candidate. A qualified candidate is then invited to meet the remaining members of the Committee and the other directors. The Committee then determines, based on the background information and information obtained in interviews, whether to recommend to the Board that a candidate be nominated to the Board.

The Committee believes a prospective nominee for director should, at a minimum, satisfy the following standards and qualifications and evaluates prospective nominees accordingly:

•	The ability of the prospective nominee to represent the interests of the stockholders of the Fund;

•	The prospective nominee’s standards of integrity, commitment, and independence of thought and judgment;

•	The prospective nominee’s ability to dedicate sufficient time, energy, and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards; and

•	The extent to which the prospective nominee contributes to the range of talent, skill, and expertise appropriate for the Board.

The Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, and the need for Audit Committee expertise. After completing this evaluation and interview, the Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.

How does the Board determine which directors are considered independent?

When the Board undertook its annual review of director independence, the Board considered transactions and relationships between each director or any member of his immediate family and the Fund. The Board also examined transactions and relationships between directors or their affiliates and members of the Fund’s senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent.

As a result of this review, the Board affirmatively determined that all of the directors nominated for election at the annual meeting are independent of the Fund and its management with the exception of Sam P. Douglass and Anthony R. Moore. Messrs. Douglass and Moore are considered inside directors because of their employment as senior executives of the Fund or its investment adviser, Moore, Clayton Capital Advisors, Inc. (“MCCA”).

How often did the Board meet during 2005?

During 2005, the Board met ten times. Each director attended at least 75% of all meetings held by the Board or the committees of the Board on which he served. The Fund does not have a policy about directors’ attendance at the annual meeting of stockholders. All directors attended the Fund’s annual meeting of stockholders in June 2005.

How are directors compensated?

During 2005, each independent director received: (i) $5,000 for each quarter served on the Fund’s Board plus $2,000 for each meeting of the directors attended; (ii) $1,000 for participation in each meeting conducted by telephonic conference; (iii) $1,000 for each committee meeting attended; and (iv) reimbursement for all out-of-pocket expenses relating to attendance at such meetings. The independent directors do not receive any additional compensation from the Fund or portfolio companies for any additional services rendered.

Officers and interested directors of the Fund do not generally receive any cash compensation from the Fund. However, officers of the Fund do receive cash compensation from the Fund’s administrator, Equus Capital Administration Company, Inc. (or the Fund’s previous investment adviser with respect to the first half of 2005, Equus Capital Management Corporation (“ECMC”)), as employees of Equus Capital Administration Company, Inc. (or ECMC with respect to the first half of 2005). In addition, officers and interested directors of the Fund may serve as directors of portfolio companies and in such capacities may receive and retain directors’ fees and other compensation directly from the portfolio companies.

Directors who were not officers of the Fund (including those who only served on the Board during the first half of 2005) were paid an aggregate of $363,000 and $281,000 as compensation for the years ended December 31, 2005 and 2004, respectively.

Did the Fund make its CEO certification to the NYSE in 2005 and file its Form 10-K CEO/CFO certifications with the SEC in 2006?

In 2005, the Fund submitted the required CEO certification to the NYSE pursuant to Section 303A.12(a) of the NYSE Listed Company Manual. In addition, on March 31, 2006, the Fund filed the required CEO/CFO certifications pursuant to Rule 13a-14 under the Exchange Act as exhibits to its Form 10-K for the year ended December 31, 2005.

Who are the executive officers of the Fund?

The name, address and age of each executive officer, their position, term of office and length of time served with the Fund, along with certain business and directorship information, are set forth in the table below.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer
Anthony R. Moore; 2727 Allen Parkway, 13th Floor Houston, Texas 77019 Age: 60	Co-Chairman of the Board, President and CEO	One year as Co-Chairman and indefinite terms as President and CEO; Co-Chairman since 2005; President and CEO since 2005	Co-Chairman, President and CEO of the Fund since June 2005. Executive Chairman of the Board and Co-Founder of Moore, Clayton & Co., Inc., since July 1999. From February 2005 until February 2006 he served as Executive Deputy Chairman of MCC Energy plc (now Tersus Energy plc). From April 1998 until June 1999, he was President and CEO of New Energy Technologies, part of New Energy Venture, Inc., an energy service provider which was sold to AEX Corp. in August 1999. From 1992 to 1998, he served as CEO of Global Investment Services and subsequently as Chairman of Corporate Finance at Barclays de Zoete Wedd, the investment banking arm of Barclays Bank plc, which was sold to Credit Suisse First Boston in March 1998. From 1991 to 1992, he served on the Board of Bankers Trust International. From 1982 to 1991, he held various senior positions with Goldman Sachs & Co., including Head of Investment Banking in	None

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer
Tokyo, Managing Director of Goldman Sachs Asia in Hong Kong, and Executive Director responsible for large corporate clients in London.

Sam P. Douglass; 2727 Allen Parkway, 13th Floor Houston, Texas 77019 Age 72	Co-Chairman of the Board	One year as Co-Chairman; Chairman and CEO from 1991 to 2005; Co-Chairman since 2005	Co-Chairman of the Board of the Fund since 2005. From 1983 to 2005, Mr. Douglass was Chairman of the Board and CEO of ECMC. From 1964 to 1975, he co-founded and served as President and a Director of Service Corporation International, one of the largest funeral services company in the world trading on the NYSE. In 1978, Mr. Douglass co-founded and served as President of Wedge International, Inc., a privately-owned corporation which participated in the acquisition and management of mostly private companies. In 1980, he co-founded and served as President of Summit Resources Corporation, a privately-owned leverage buyout corporation. Since December 1978, Mr. Douglass served as Chairman and CEO of Equus Corporation International, a privately owned corporation engaged in a variety of investment activities. Mr. Douglass has originated, structured or participated in over 200 acquisition transactions.	None

Sharon Clayton 2727 Allen Parkway, 13th Floor Houston, Texas 77019 Age 42	Vice Chairman	Indefinite term; Vice Chairman since 2005	Vice Chairman of the Fund since June 2005. Co-Chairman of the Board and Co-CEO of Moore, Clayton & Co., Inc since July 1999. From 1994 to 1999, Ms. Clayton owned Presentations, an international strategic consulting firm. From 1993 to 1994, she was the International Vice President of Business Development for a multi-national engineering controls company based in Toronto, Ontario. From 1988 to 1993, she was Director of Business Development for the Global Financial Services and Commercial Real Estate Industries at Johnson Controls, Inc.	None

Kenneth I. Denos 2727 Allen Parkway, 13th Floor Houston, Texas 77019 Age 38	Executive Vice President and Secretary	Indefinite terms; Executive Vice President and Secretary since 2005	Executive Vice President and Secretary of the Fund since June 2005. Executive Vice President, General Counsel, Secretary, and a Director of Moore, Clayton & Co., Inc. since January 2001. Since November, 2005, he has served as the Non-Executive Chairman of Ridgecrest Healthcare Group, Inc. From February 2005 to February 2006, he served as a director and General Counsel of Tersus Energy plc. Since April 1999 he has also served as Chairman and CEO of SportsNuts, Inc. From 1998 to 1999, Mr. Denos was General Counsel of SportsNuts.com, Inc., a subsidiary of	None

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer
SportsNuts, Inc. Since January 2002, he has also served as President of Kenneth I. Denos, P.C. From 1996 to 1998, Mr. Denos was an attorney with the firm of Jones, Waldo, Holbrook & McDonough, specializing in emerging technology companies. From 1995 to 1996, he worked with Utah Technology Finance Corporation, a small venture lending firm with $22 million under management.

Gary L. Forbes 2727 Allen Parkway, 13th Floor Houston, Texas 77019 Age 62	Senior Vice President	Indefinite term; Senior Vice President since 2005 and Vice President from 1992 to 2005	Senior Vice President of the Fund since 2005 and Vice President of the Fund from 1992 to 2005. From 1991 to 2005, Mr. Forbes was Vice President of ECMC. From 1975 to 1978, he was Vice President of Wedge International, Inc., a privately-owned corporation which participated in the acquisition and management of mostly private companies. In 1978, he joined Summit Resources Corporation, a privately-owned leverage buyout corporation, as a Vice President. In 1981, he co-founded Quoin International, a privately-owned corporation which completed leverage buyouts of three companies. In 1988, he joined Elders Resources North America, Inc. as its Chief Financial Officer.	Consolidated Graphics, Inc. and NCI Building Systems, Inc.

Harry O. Nicodemus IV 2727 Allen Parkway, 13th Floor Houston, Texas 77019 Age: 58	Vice President, Chief Financial Officer and Chief Compliance Officer	Indefinite terms; Vice President, Chief Financial Officer and Compliance Officer since 2003	Vice President, Chief Financial Officer, Chief Accounting Officer, Secretary, and Compliance Officer of the Fund since November 2003. From October 1999 to December 2002, Mr. Nicodemus was Vice President and Chief Accounting Officer of US Liquids, Inc., a national provider of liquid waste management services. From February 1997 until August 1999, he was the Chief Financial Officer of American Residential Services, Inc., a national provider of services for heating, ventilating and air conditioning, plumbing and other systems in homes and small commercial buildings. Mr. Nicodemus is a certified public accountant.	Omega Protein Corporation

James Philip Walters 2727 Allen Parkway, 13th Floor Houston, Texas 77019 Age: 50	Vice President	Indefinite term; Vice President since 2004	Vice President of the Fund since 2004. From 2004 to 2005, Mr. Walters was Vice President and Assistant Secretary of ECMC. From January 1999 to August 2003 he was Assistant Corporate Controller of US Liquids, Inc., a national provider of liquid waste management services. From June 1995 to January 1999, he was Corporate Budget Analyst for Waste Management, Inc. Mr. Walters is a certified public accountant.	None

There are no family relationships among any of the Fund’s executive officers and directors. There are no arrangements or understandings between any of the executive officers and any other person pursuant to which any of such officers was or is to be selected as an officer.

INVESTMENT ADVISER AND ADMINISTRATOR

Who is the Fund’s investment adviser?

The Fund’s investment adviser is Moore, Clayton Capital Advisors, Inc. (“MCCA”) and its principal offices are located at 2727 Allen Parkway, 13th Floor, Houston, Texas 77019. MCCA is a wholly-owned subsidiary of Moore, Clayton & Co., Inc. (“MCC”), an international private equity investment and advisory firm with offices in Salt Lake City, Los Angeles, San Francisco, New York, London, Cape Town, and Johannesburg. MCC specializes in strategic and financial advisory services for, and investment in, emerging and established companies operating in traditional industries. Established in 1999, MCC also provides introductions and commercial opportunities through its worldwide contact network of professionals, financial intermediaries, and business executives. The firm works with its clients to explore the risks and rewards of a variety of transactional and strategic alternatives such as international agreements and negotiations, joint ventures, mergers and acquisitions, divestitures, privatizations, restructurings, and recapitalizations.

MCC has approximately 75 employees and professional contract personnel. The firm currently advises approximately 80 small- to large-capitalization companies throughout the world. The principal shareholders of MCC are Anthony R. Moore and Sharon Clayton.

MCC formed MCCA on February 3, 2005, for the purpose of managing the Fund. Following shareholder approval, MCCA became the Fund’s investment adviser on June 30, 2005. MCCA is registered as an investment adviser under the Investment Advisers Act of 1940. MCCA and MCC share many of the same personnel resources.

The officers and directors of MCCA are:

Anthony R. Moore	Chairman of the Board

Sharon J. Clayton	Co-Chairman of the Board

Paula T. Douglass	Vice Chairman

Sam P. Douglass	President

Kenneth I. Denos	Vice President and Secretary

Gary L. Forbes	Vice President

Harry O. Nicodemus IV	Vice President

James Philip Walters	Vice President

Brett M. Chiles	Assistant Vice President

Dawn D. Clark	Assistant Secretary

For a description of the business background of each of Ms. Clayton and Messrs. Moore, Douglass, Denos, Forbes, Nicodemus, and Walters see “Governance of the Fund – Who are the Executive Officers of the Fund?” above. A description of the business background of each of Ms. Douglass, Mr. Chiles and Ms. Clark is set out below.

Paula T. Douglass, a co-founder of Equus Corporation International (“ECI”), has served as an officer and a director of ECI since December 1978. She served as an officer and director of ECMC from July 1993 to 2005. She was elected Vice-Chairman and a director of MCCA in July of 2005. Ms. Douglass is a licensed attorney and was an associate of the firm Fulbright and Jaworski from 1988 to 1991. She was elected as director of Iwerks Entertainment in 1993 and served as Executive Chairman from 1995 to 1997. From February 1998 to 2005, she served as Chairman and Chief Executive Officer of Cinema Film Systems, Inc. Ms. Douglass is the wife of Sam P. Douglass.

Brett M. Chiles has been Assistant Vice President of MCCA since July 2005. From 2000 to 2003, he served as internal wholesaler for AIM Investments in its financial dealer division. From 2003 to 2005, he obtained his MBA from Rice University. During 2004, Mr. Chiles interned for Murphree Venture Partners, an early-stage investment company.

Dawn D. Clark has been Assistant Secretary of MCCA since July 2005. She served as Manager of Human Resources for ECMC from 1991 to 2005.

Management Agreement

Pursuant to an investment advisory agreement, dated as of June 30, 2005 (the “Management Agreement”), and subject to the overall supervision of the Board, MCCA manages the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment objectives and policies. Under the terms of the Management Agreement, MCCA provides any and all management and investment advisory services necessary for the operation and conduct of the Fund’s business as well as the following:

•	Determines the composition of the Fund’s portfolio, the nature and timing of the changes to the portfolio and the manner of implementing such changes;

•	Identifies, evaluates, and negotiates the structure of the Fund’s investments;

•	Monitors the performance of, and manages the Fund’s investments;

•	Determines the securities and other assets that the Fund will purchase, retain, or sell and the terms on which any securities are purchased or sold;

•	Arranges for the disposition of the Fund’s investments;

•	Recommends to the Board the fair value of the Fund’s investments that are not publicly traded debt or equity securities based on the Fund’s valuation guidelines;

•	Votes proxies in accordance with the proxy voting policy and procedures adopted by MCCA; and

•	Provides the Fund with such other investment advice, research, and related services as the Board may, from time to time, reasonably require for the investment of the Fund’s assets.

MCCA’s services under the Management Agreement are not exclusive, and it is free to furnish the same or similar services to other entities, including businesses which may directly or indirectly compete with the Fund and directly compete with the Fund for particular investments, so long as its services to the Fund are not impaired by the provision of such services to others. Under the Management Agreement and to the extent permitted by the Investment Company Act, MCCA will also provide on the Fund’s behalf significant managerial assistance to those portfolio companies to which the Fund is required to provide such assistance under the Investment Company Act and who require such assistance from the Fund.

Pursuant to the Management Agreement, the Fund pays MCCA a fee for management services consisting of two components—a base management fee and an incentive fee.

The base management fee is calculated quarterly as 0.50% of the Fund’s net assets (2% per year). The base management fee is payable quarterly in arrears.

The incentive fee consists of two parts. The first part, which is calculated and payable quarterly in arrears, is equal to 20% of the excess, if any, of the Fund’s net investment income for the quarter that exceeds a quarterly hurdle rate equal to 2% (8% annualized) of the Fund’s net assets (defined as total assets less total liabilities, determined in accordance with generally accepted accounting principles). The second part of the incentive fee (the “Capital Gains Fee”) is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Management Agreement, as of the termination date), and equals (1) 20% of (a) the Fund’s net realized capital gain (realized capital gains less realized capital losses) on a cumulative basis from effective date of the Management Agreement to the end of such fiscal year, less (b) any unrealized capital depreciation at the end of such fiscal year, less (2) the aggregate amount of all Capital Gains Fees paid to MCCA in prior fiscal years.

Who is the Fund’s administrator?

The Fund’s administrator is Equus Capital Administration Company, Inc. (the “Administrator”) and its principal offices are located at 2727 Allen Parkway, 13th Floor, Houston, Texas 77019. The Administrator is a wholly-owned subsidiary of MCC and was formed for the purpose of managing the Fund’s administrative and business operations.

Administration Agreement

Pursuant to an administration agreement, dated as of June 30, 2005 (the “Administration Agreement”), the Administrator furnishes the Fund with office facilities, equipment, and clerical, bookkeeping, and record keeping services at such facilities. Under the Administration Agreement, the Administrator performs, or oversees the performance by third parties of, the Fund’s required administrative services, which include being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s stockholders and reports filed with the SEC. In addition, the Administrator assists the Fund in determining and publishing its net asset value, oversees the preparation and filing of the Fund’s tax returns, and the printing and dissemination of reports to shareholders and generally oversees the payment of the Fund’s expenses and the performance of administrative and professional services provided to the Fund by others. To the extent permitted under the Investment Company Act, the Administrator may also provide, on the Fund’s behalf, significant managerial assistance to the Fund’s portfolio companies. Payments under the Administration Agreement are equal to the costs and expenses incurred by the Administrator in connection with administering the Fund’s business (including rent and the allocable portion of the salaries and benefits of the Fund’s officers and their respective staffs) up to a maximum reimbursement of $450,000 per year.

ITEM 1—ELECTION OF DIRECTORS

The bylaws of the Fund provide for a minimum of three and a maximum of fifteen directors (a majority of whom must be independent directors). There are currently ten directors, including eight independent directors, all of whom the Board is nominating for re-election. The Board is not recommending any other director nominees. The nominees receiving an affirmative vote of a plurality of the shares entitled to vote and present, either in person or by proxy, at the annual meeting, will be elected as members of the Board.

The current term of office of all of the Fund’s directors expires at the 2006 annual meeting and upon the election and qualification of their successors in office. The Board proposes that the following nominees be elected for a new term of one year and until their respective successors have been duly elected and qualified or until they resign, die, or are removed from office. Each of the nominees has consented to serve if elected. The Board knows of no reason why any nominee for director would be unable to serve as a director. If at the time of the annual meeting any nominee is unable or unwilling to serve as a director of the Fund, the persons named as proxies will vote for a substitute nominee designated by the Board. The Fund is the only fund in the fund complex.

Nominees for Director

Independent Directors

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee
Richard F. Bergner; 5718 Westheimer, Suite 700 Houston, Texas 77057 Age: 75	Director	Term expires 2006; Director since 2005	Attorney	None

Charles M. Boyd, M.D. Department of Otolaryngology Univ. of Mich. Health System; 1904 Taubman Health Care Center Ann Arbor, MI 48109-0312 Age: 40	Director	Term expires 2006; Director since 2005	Associate Chief of Staff, Office of Clinical Affairs, Univ. of Michigan since 2004; Assistant Professor, Dept. of Dermatology, Div. of Cutaneous Oncology and Dept. of Otolaryngology Head and Neck Surgery, Div. of Facial Plastic Surgery, Univ. of Michigan since 1999.	None

Alan D. Feinsilver; 4400 Post Oak Parkway, Ste. 2250 Houston, Texas 77027 Age: 58	Director	Term expires 2006; Director since 2005	Founder and President of The Overbrook Company, a private company with emphasis on real estate and other investments based in Houston, Texas since 1984; Vice President of HGG Investments, Inc., a private investment fund based in Houston, Texas since 1991.	ACR Group, Inc.

Gregory J. Flanagan; 9821 Katy Freeway, Suite 600 Houston, Texas 77024 Age: 60	Director	Term expires 2006; Director since 1992	Area President of Arthur J. Gallagher & Co. since December 15, 2000. From January 1997 to December 2000, Mr. Flanagan was a Vice President of Arthur J. Gallagher & Co.	None

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee

Henry W. Hankinson; 4480H S. Cobb Dr., Ste. 359 Smyrna, Georgia 30080 Age: 64	Director	Term expires 2006; Director since 2005	CEO of The VenSales Group, Inc. since 2001; Chief Operating Officer and director of Conexys Corporation Ltd. from 1999 to 2001; Chief Operating Officer of Makshaff Services, Ltd. from 1996 to 1999.	None

Robert L. Knauss; P.O. Box 40 5580 FM 1697 Burton, Texas 77835 Age 74	Director	Term expires 2006; Director since 1991	Chairman and Principal Executive Officer of Philip Services Corp.* from April 2002 to December 31, 2003; Chairman and CEO of Baltic International USA, Inc. since January 1994.	The Mexico Fund, Inc., XO Communications, Inc., and Baltic International USA, Inc.

Dr. Francis D. Tuggle; One University Drive Orange, California 92866 Age 63	Director	Term expires 2006; Director since 1991	Dean and Professor at the George L. Argyros School of Business and Economics at Chapman University since July 2002. Professor at the Kogod College of Business Administration at American University from July 1999 to June 2002 where he was Dean from July 1990 to June 1996.	None

James M. Walsh; 55 Prentice Lane Mendham, New Jersey 07945 Age: 58	Director	Term expires 2006; Director since 2005	Managing Principal of Walsh Advisors LLC since 2002; from November 2000 to June 2002 he directed a task force at Zurich Financial Services in connection with its Pan-European banking strategy; from 1998 to 2000 he was a Managing Director of SG Cowan Securities Corporation; from 1996 to 1998 he was Chief Operating Officer of Societe Generale Securities Corporation.	None

*	Philip Services Corp. commenced reorganization proceedings under Chapter 11 of the United States Bankruptcy Code in 2001.

Interested Directors*

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee
Anthony R. Moore; 2727 Allen Parkway, 13th Floor Houston, Texas 77019 Age: 60	Co-Chairman of the Board, President and CEO	Term as a Director expires 2006 and indefinite terms as President and CEO; Co-Chairman since 2005; President and CEO since 2005	Co-Chairman, President and CEO of the Fund since June 2005. Executive Chairman of the Board and Co- Founder of Moore, Clayton & Co., Inc., since July 1999. From February 2005 until February 2006 he served as Executive Deputy Chairman of MCC Energy plc (now Tersus Energy plc). From April 1998 until	None

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee
June 1999, he was President and CEO of New Energy Technologies, part of New Energy Venture, Inc., an energy service provider which was sold to AEX Corp. in August 1999. From 1992 to 1998, he served as CEO of Global Investment Services and subsequently as Chairman of Corporate Finance at Barclays de Zoete Wedd, the investment banking arm of Barclays Bank plc, which was sold to Credit Suisse First Boston in March 1998. From 1991 to 1992, he served on the Board of Bankers Trust International. From 1982 to 1991, he held various senior positions with Goldman Sachs & Co., including Head of Investment Banking in Tokyo, Managing Director of Goldman Sachs Asia in Hong Kong, and Executive Director responsible for large corporate clients in London.

Sam P. Douglass; 2727 Allen Parkway, 13th Floor Houston, Texas 77019 Age 72	Co-Chairman of the Board	Term expires 2006; Chairman and CEO from 1991 to 2005; Co-Chairman since 2005	Co-Chairman of the Board of the Fund since 2005. From 1983 to 2005, Mr. Douglass was Chairman of the Board and CEO of ECMC. From 1964 to 1975, he co-founded and served as President and a Director of Service Corporation International, one of the largest funeral services company in the world trading on the NYSE. In 1978, Mr. Douglass co-founded and served as President of Wedge International, Inc., a privately-owned corporation which participated in the acquisition and management of mostly private companies. In 1980, he co-founded and served as President of Summit Resources Corporation, a privately-owned leverage buyout corporation. Since December 1978, Mr. Douglass served as Chairman and CEO of Equus Corporation International, a privately owned corporation engaged in a variety of investment activities. Mr. Douglass has originated, structured or participated in over 200 acquisition transactions.	None

*	Interested directors are “interested persons” (as defined in the Investment Company Act). Mr. Douglass and Mr. Moore are deemed to be interested directors by reason of their affiliation with MCCA.

There are no family relationships among any of the Fund’s directors and executive officers. There are no arrangements or understandings between any of the directors and any other person pursuant to which any of such directors was or is to be selected as a director.

Dollar Range of Equity Securities Beneficially Owned by Directors/Director Nominees

Name of Director Or Nominee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)
Richard F. Bergner	None	None
Charles M. Boyd, M.D.	$1-$10,000	$1-$10,000
Sam P. Douglass	Over $100,000	Over $100,000
Alan D. Feinsilver	Over $100,000	Over $100,000
Gregory J. Flanagan	$50,001-$100,000	$50,001-$100,000
Henry W. Hankinson	None	None
Robert L. Knauss	$10,001-$50,000	$10,001-$50,000
Anthony R. Moore	Over $100,000	Over $100,000
Dr. Francis D. Tuggle	$10,001-$50,000	$10,001-$50,000
James M. Walsh	$10,001-$50,000	$10,001-$50,000

(1)	Based on beneficial ownership as of March 31, 2006.
(2)	No director/director nominee of the Fund is a director of another fund registered under the Investment Company Act whose investment adviser is MCCA.

Compensation

The following table sets forth all compensation from the Fund in 2005 received by the Fund’s current directors/director nominees, and each officer who had aggregate compensation from the Fund in 2005 in excess of $60,000:

Name	Aggregate Compensation from the Fund		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Long-term Compensation Awards Number of Securities Underlying Options
Richard F. Bergner(1)	$17,000		$—	—
Charles M. Boyd, M.D.(1)	17,000		—	—
Sam P. Douglass*	213,944	(2)	—	—
Alan D. Feinsilver(1)	18,000		—	—
Gregory J. Flanagan	61,818	(3)	—	—
Gary L. Forbes*(4)	136,620	(5)	—	—
Henry W. Hankinson(1)	18,000		—	—
Robert L. Knauss	72,318	(6)	—	—
Nolan Lehmann*(7)	139,863	(8)	—	—
Anthony R. Moore*	—		—	—
Harry O. Nicodemus IV*(9)	90,200	(10)	—	100,000
Dr. Francis D. Tuggle	49,128	(11)	—	—
James M. Walsh(1)	17,000		—	—

*	Designates an “interested person” (as defined in the Investment Company Act).
(1)	Messrs. Bergner, Boyd, Feinsilver, Hankinson and Walsh began serving on the Board on June 30, 2005.
(2)	In connection with the acquisition of 237,600 shares of the Fund on exercise of options, Mr. Douglass realized $163,944 in earnings from the Fund. In connection with consummating the sale of the Fund’s interest in Champion Window Holdings, Inc., Mr. Douglass was paid $50,000 in January 2006 for services rendered in 2005. Mr. Douglass was a director of Champion Window Holdings, Inc at the time of the sale.
(3)	Mr. Flanagan received $57,000 for services rendered as an independent director. In connection with the acquisition of 6,600 shares of the Fund on exercise of options, Mr. Flanagan realized $4,818 in earnings from the Fund.

(4)	Mr. Forbes serves as senior vice president of the Fund. Mr. Forbes is not a director or director nominee.
(5)	In connection with the acquisition of 198,000 shares of the Fund, Mr. Forbes realized $136,620 in earnings from the Fund.
(6)	Mr. Knauss received $67,500 for services rendered as an independent director. In connection with the acquisition of 6,600 shares of the Fund on exercise of options, Mr. Knauss realized $4,818 in earnings from the Fund.
(7)	Mr. Lehmann served as the Fund’s president and a director until June 30, 2005. Mr. Lehmann is not a director nominee.
(8)	In connection with the acquisition of 202,700 shares of the Fund on exercise of options, Mr. Lehmann realized $139,863 in earnings from the Fund. Following the end of his term as director and his resignation as president of the Fund, Mr. Lehmann provided consulting services to the Fund in connection with the sale of the Fund’s interest in Champion Window Holdings, Inc. and was compensated by the Fund as an independent contractor. Mr. Lehmann was a director of Champion Window Holdings, Inc. at the time of the sale.
(9)	Mr. Nicodemus serves as the Fund’s vice president, chief financial officer and chief compliance officer. Mr. Nicodemus is not a director or director nominee.
(10)	In connection with the acquisition of 140,000 shares of the Fund on exercise of options, Mr. Nicodemus realized $90,200 in earnings from the Fund.
(11)	Dr. Tuggle received $44,500 for services rendered as an independent director. In connection with the acquisition of 6,400 shares of the Fund on exercise of options, Dr. Tuggle realized $4,818 in earnings from the Fund.

Long-Term Incentive Plans and Restricted Stock Awards

The Fund did not grant awards in 2005 under any long-term incentive plan to any of its current directors/director nominees or to any officer who had aggregate compensation from the Fund in 2005 in excess of $60,000. In addition, in 2005, the Fund did not make awards of restricted stock to any such individuals.

Stock Options Granted During 2005

The following table contains information concerning the grant of stock options in 2005 under the 1997 Stock Incentive Plan to the Fund’s current directors/director nominees and to any officer who had aggregate compensation from the Fund in 2005 in excess of $60,000:

Name	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Directors and Officers in Fiscal Year 2005	Exercise Price ($/Sh)	Expiration Date		Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
						5%($)		10%($)
Richard F. Bergner	—	—	$—	—		$—		$—
Charles M. Boyd, M.D.	—	—	—	—		—		—
Sam P. Douglass	—	—	—	—		—		—
Alan D. Feinsilver	—	—	—	—		—		—
Gregory J. Flanagan	—	—	—	—		—		—
Gary L. Forbes(2)	—	—	—	—		—		—
Henry W. Hankinson	—	—	—	—		—		—
Robert L. Knauss	—	—	—	—		—		—
Nolan Lehmann(3)	—	—	—	—		—		—
Anthony R. Moore	—	—	—	—		—		—
Harry O. Nicodemus IV(4)	100,000	66.7%	$7.69	1/4/2015	(5)	N/A	(5)	N/A	(5)
Dr. Francis D. Tuggle	—	—	—	—		—		—
James W. Walsh	—	—	—	—		—		—

(1)	Effective June 30, 2005, the 1997 Stock Incentive Plan was terminated and all options whose exercise price was below the $8.38 market price on June 14, 2005 were made fully vested. Options that were not exercised on June 30, 2005, were suspended and cancelled per signed agreement with each relevant officer and director.
(2)	Mr. Forbes serves as senior vice president of the Fund. Mr. Forbes is not a director or director nominee.
(3)	Mr. Lehmann served as the Fund’s president and a director until June 30, 2005. Mr. Lehmann is not a director nominee.
(4)	Mr. Nicodemus serves as the Fund’s vice president, chief financial officer and chief compliance officer. Mr. Nicodemus is not a director or director nominee.
(5)	In connection with the termination of the 1997 Stock Incentive Plan, on June 30, 2005, Mr. Nicodemus exercised all 100,000 shares underlying the stock options granted to him in 2005 at an exercise price of $8.38.

Stock Option Exercises and Fiscal Year-End Values

The following table sets forth certain information concerning the value of stock options exercised during 2005 by the Fund’s current directors/director nominees, and for each officer who had aggregate compensation from the Fund in 2005 in excess of $60,000:

	Shares Acquired On Exercise	Value Realized	Number of Securities Underlying Unexercised Options at December 31, 2005(1)		Value of Unexercised In- the-Money Options at December 31, 2005(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Richard F. Bergner	—	$—	—	—	—	—
Charles M. Boyd, M.D.	—	—	—	—	—	—
Sam P. Douglass	237,600	163,944	—	—	—	—
Alan D. Feinsilver	—	—	—	—	—	—
Gregory J. Flanagan	6,600	4,818	—	—	—	—
Gary L. Forbes(2)	198,000	136,620	—	—	—	—
Henry W. Hankinson	—	—	—	—	—	—
Robert L. Knauss	6,600	4,818	—	—	—	—
Nolan Lehmann(3)	202,700	139,863	—	—	—	—
Anthony R. Moore	—	—	—	—	—	—
Harry O. Nicodemus IV(4)	140,000	90,200	—	—	—	—
Dr. Francis D. Tuggle	6,400	4,628	—	—	—	—
James W. Walsh	—	—	—	—	—	—

(1)	Effective June 30, 2005, the 1997 Stock Incentive Plan was terminated and all options whose exercise price was below the $8.38 market price on June 14, 2005 were made fully vested. Options that were not exercised on June 30, 2005, were suspended and cancelled per signed agreement with each relevant officer and director.
(2)	Mr. Forbes serves as senior vice president of the Fund. Mr. Forbes is not a director or director nominee.
(3)	Mr. Lehmann served as the Fund’s president and a director until June 30, 2005. Mr. Lehmann is not a director nominee.
(4)	Mr. Nicodemus serves as the Fund’s vice president, chief financial officer and chief compliance officer. Mr. Nicodemus is not a director or director nominee.

The Board unanimously recommends that each stockholder vote “For” each of the persons nominated by the Board.

ITEM 2 — RATIFICATION OF THE SELECTION OF THE INDEPENDENT

AUDITORS FOR THE FUND

The Audit Committee has selected the accounting firm of UHY Mann Frankfort Stein & Lipp CPAs LLP (“UHY”) to audit the Fund’s financial statements for, and otherwise act as the Fund’s independent auditors with respect to the fiscal year ending December 31, 2006. The Fund’s employment of UHY is conditioned on the Fund’s right to terminate such employment at any time without any penalty. In accordance with the Audit Committee’s resolution, the selection of UHY for the current fiscal year is submitted to stockholders for ratification. The Fund knows of no direct or indirect financial interest of UHY in the Fund. UHY has served as the Fund’s independent auditor since September 19, 2005.

A representative of UHY is expected to be present at the Annual Meeting and will be available to make a statement, if he or she so desires, and to respond to appropriate questions of the stockholders.

In the event the stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board.

Change in the Fund’s Independent Auditors

On September 19, 2005, the Fund elected not to continue with PricewaterhouseCoopers LLP (“PwC”) as its independent auditors and engaged UHY as the Fund’s new independent auditors. The decision to change independent auditors was approved by the Audit Committee. The report of PwC on the financial statements of the Fund as of and for the years ended December 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended December 31, 2004 and 2003, and through September 19, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if no resolved to PwC’s satisfaction would have cause PwC to make reference thereto in PwC’s reports on the financial statements for such years.

During the years ended December 31, 2004 and 2003, and through September 19, 2005, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act). The Fund did not consult with UHY during the years ended December 31, 2004 and 2003, and through September 19, 2005, on any matter which was the subject of any disagreement or any reportable event as defined in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K under the Exchange Act, respectively, or on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements.

Report of the Audit Committee

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by the Fund under the Securities Act of 1933, Securities Exchange Act of 1934, or the Investment Company Act of 1940, except to the extent that the Fund specifically incorporates this Report by reference therein.

The charter of the Audit Committee specifies that the purpose of the Audit Committee is to assist the Board in its oversight of the integrity of:

•	The Fund’s financial statements,

•	The Fund’s compliance with legal and regulatory requirements,

•	The independence and qualifications of the Fund’s independent auditor, and

•	The performance of the Fund’s internal audit function and independent auditor.

The full text of the Committee’s charter was attached to the Fund’s 2004 proxy statement and is available on the Fund’s website (www.equuscap.com).

In furtherance of the foregoing purpose, the Committee’s authority and responsibilities include to:

•	Review and oversee the Fund’s annual and quarterly financial statements;

•	Recommend, for shareholder approval, the appointment of the Fund’s independent auditor, and oversee the compensation, retention, oversight, and other matters relating to the engagement or discharge of the independent auditor;

•	Oversee the Fund’s financial controls and reporting processes;

•	Review the Fund’s financial reporting and accounting standards and principles;

•	Review the performance of the Fund’s internal audit function and the performance of the independent auditor;

•	Review and investigate any matters pertaining to the integrity of management, including conflicts of interest or adherence to standards of business conduct; and

•	Establish procedures for handling complaints involving accounting, internal accounting controls, and auditing matters.

The Committee met five times during 2004. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its duties. The Committee’s meetings include, whenever appropriate, executive sessions with the Fund’s independent auditor without the presence of management.

As part of its oversight of the Fund’s financial statements, the Committee reviews and discusses with both management and the Fund’s independent auditor all annual and quarterly financial statements prior to their issuance. During 2005, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the United States of America, and reviewed significant accounting and disclosure issues with the Committee. These reviews included discussions with UHY of matters required to be disclosed pursuant to Statement of Auditing Standards No. 61 (Communication with Audit and Finance Committees, as amended), including the quality of the Fund’s accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Committee also discussed with UHY matters relating to its independence, including a review of audit and non- audit fees and the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee, as amended).

Based on the review and discussions noted above, the Audit Committee recommended to the Board that the Board approve the inclusion of the Fund’s audited financial statements for the year ended December 31, 2005, in the Fund’s Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the Securities and Exchange Commission. The Audit Committee also recommended to the Board of Directors, and the Board has approved, subject to shareholder ratification, the selection of UHY as the Fund’s independent auditors for fiscal 2006.

Submitted by:

Audit Committee

Alan D. Feinsilver, Chairman

Henry W. Hankinson

Dr. Francis D. Tuggle

Robert L. Knauss

Audit Fees and All Other Fees

Aggregate fees for professional services billed to the Fund by UHY and PwC for the years ended December 31, 2005 and 2004, were as follows:

Services Provided	2005		2004
Audit fees	$151,350	(1)	$96,050	(2)
Audit-related fees	—		—
Tax	—		—
All other	—		—

Total	$151,350		$96,050

(1)	Of this aggregate amount, $66,350 is attributable to fees billed by PwC for its review of the Fund’s quarterly reports on Form 10-Q for the first and second quarter of 2005. The balance of such amount is attributable to fees billed by UHY for services in connection with its review of the Fund’s quarterly report on Form 10-Q for the third quarter of 2005, inventory counts and UHY’s annual audit of the Fund’s financial statements.
(2)	This amount includes fees billed by PwC for its annual audit of the Fund’s financial statements and review of the Fund’s quarterly reports on Form 10-Q.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and permitted non-audit services (including the fees and terms thereof) to be performed by any independent auditor engaged by the Fund and any non-audit services provided by the Fund’s independent auditor to MCCA, and any entity controlling, controlled by, or under common control with MCCA, subject to the de minimis exception for non-audit services set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X under the Exchange Act that are approved by the Audit Committee before completion of the audit. Audit services include those typically associated with the annual audit such as evaluation of internal controls. Non-audit services include certain services that are audit-related such as consultations regarding financial accounting and reporting standards, and tax services. Certain services may not be provided by the auditor to the Fund or to MCCA without jeopardizing the auditor’s independence. These services are deemed prohibited services and include certain management functions; human resources services; broker-dealer, investment adviser or investment banking services; legal services; and expert services unrelated to the audit. Other services are conditionally prohibited and may be provided if the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Fund’s or MCCA’s financial statements. These types of services include bookkeeping; financial information systems design and implementation; appraisal or valuation services; actuarial services; and internal audit outsourcing services.

The Audit Committees procedures require approval of the engagement of the auditor for each fiscal year and approval of the engagement by a majority of the Fund’s independent directors. The procedures permit the Audit Committee to pre-approve the provisions of types or categories of non-audit services for the Fund and permissible non-audit services for MCCA on an annual basis at the time of the auditor’s engagement and on a project-by-project basis. At the time of the annual engagement of the Fund’s independent auditor, the Audit Committee is to receive a list of the categories of expected services with a description and an estimated budget of fees. In its pre-approving all audit services and permitted non-audit services, the Audit Committee or a delegated member determines that the provision of the service is consistent with, and will not impair, the ongoing independence of the auditor and sets any limits on fees or other conditions it finds appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit Committee consistent with the same standards for determination and information.

The Audit Committee may also designate a member of the Committee to pre-approve non-audit services that have not been pre-approved or changes in non-audit services previously pre-approved. Any actions by the designated member must be ratified by the Audit Committee by the time of its next regularly scheduled meeting.

The Fund’s pre-approval procedures are reviewed annually by the Audit Committee and the Fund maintains a record of the decisions made by the Committee pursuant to the procedures.

There were no non-audit fees billed by UHY or PwC to MCCA or ECMC in 2005 or 2004. In addition, neither UHY nor PwC provided any non-audit services to any entity controlling, controlled by, or under common control with MCCA or ECMC in 2005 or 2004.

The proposal to ratify the appointment of UHY as the Fund’s independent auditors requires the affirmative vote of a majority of the outstanding shares of the Fund’s Common Stock represented and entitled to vote at the Annual Meeting.

The Board unanimously recommends that each stockholder vote “FOR” the ratification of the appointment of UHY Mann Frankfort Stein & Lipp CPAs LLP as independent auditors of the Fund.

OTHER MATTERS

The Board knows of no matters other than those listed in the Notice of Annual Meeting that are likely to come before the annual meeting. However, if any other matter properly comes before the meeting, the individuals named as proxies will vote in accordance with their best judgment on such matters.

In the event that sufficient votes in favor of the proposals set forth in the Notice of the Annual Meeting are not received by the time scheduled for the annual meeting, the individuals named as proxies may move for one or more adjournments of the meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the shares present at the meeting.

ANNUAL REPORT

The financial statements of the Fund are contained in the 2005 Annual Report to Stockholders, which has been previously provided to the stockholders. Such report and the financial statements contained therein are not to be considered as a part of this soliciting material. A copy of the Fund’s Annual Report to Stockholders is available without charge upon request. Please direct your request to Equus II Incorporated, Attention: Investor Relations, P.O. Box 130197, Houston, Texas 77219-0197, (713) 529-0900.

ADDITIONAL INFORMATION

Stockholder Proposals for the 2007 Annual Meeting. Stockholders interested in submitting a proposal for inclusion in the proxy materials for the annual meeting of stockholders in 2007 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, the Fund’s Secretary must receive stockholder proposals no later than January 1, 2007. Proposals should be sent to the Fund, c/o Moore, Clayton Capital Advisors, Inc., 2727 Allen Parkway, 13th Floor, Houston, Texas 77019, attention: President. Submission of a stockholder proposal does not guarantee inclusion in the Fund’s proxy statement or form of proxy because certain SEC rules must be met.

Advance Notice Procedures. Under our bylaws no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise properly brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered an appropriate notice to the Fund’s Secretary. To be properly brought before the meeting a stockholder must deliver a written notice to the Fund at the address set forth in the following paragraph of the stockholder’s intention to present a proposal (containing certain information specified in the bylaws about the stockholder and the proposed action) not les than 60 nor more than 90 days prior to the meeting; provided, however, that in the event less than 70 days’ notice or prior public disclosure of the date of the meeting is given to stockholders, your notice to be timely must be received not later than the close of business on the fifth day following the day on which such notice is mailed or such public disclosure was made.

In addition, under our bylaws if you are a stockholder and wish to make a director nomination at a stockholders’ meeting, you must deliver written notice of your intent to make such a nomination either by personal delivery or by U.S. mail, postage prepaid, to Kenneth I. Denos, Secretary, Equus II Incorporated, 2727 Allen Parkway, 13th Floor, Houston, Texas 77019, within the time limits described above for delivering of notice of stockholder proposal and comply with the information requirements in the bylaws relating to stockholder nominations. See “Governance of the Fund – How does the Board select nominees for the Board?” for additional information about stockholder nominations.

These requirements are separate from and in addition to the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the Fund’s proxy statement.

The proxy solicited by the Board of Directors for the 2007 Annual Meeting will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless the Fund is provided with notice of such proposal no later than March 17, 2007.

A copy of the full text of the bylaw provisions discussed above may be obtained by writing to the Corporate Secretary, 2727 Allen Parkway, 13th Floor, Houston, Texas 77019.

Stockholder Communications with the Board. Stockholders who wish to communicate directly with the Board, or specified individual directors may do so by writing to the Board or individual directors in care of the Office of Secretary, Equus II Incorporated, 2727 Allen Parkway, 13th Floor, Houston, Texas. At the direction of the Board, all mail received will be opened and screened for security purposes. The mail will then be logged in. All mail, other than trivial or obscene items, will be forwarded. Trivial items will be delivered to the directors at the next scheduled Board meeting. Mail addressed to a particular director will be forwarded or delivered to that director. Mail addressed to “Outside Directors” or “Non-Management Directors” will be forwarded or delivered to the Chairman of the Committee of Independent Directors. Mail addressed to the “Board of Directors” will be forwarded or delivered to the Chairman of the Board. Concerns relating to accounting, internal controls, or auditing matters are handled in accordance with procedures established by the Audit Committee with respect to such matters.

Corporate Governance. The Fund is a Delaware corporation subject to the provisions of the Delaware General Corporation Law. The Fund’s day-to-day operations and requirements as to the place and time, conduct, and voting, at a meeting of stockholders are governed by the Fund’s certificate of incorporation and bylaws, the provisions of the Delaware General Corporation Law, and the provisions of the Investment Company Act. The Fund has adopted a code of business conduct and ethics applicable to our directors, officers (including our principal executive officer, principal financial officer and controller) and employees. Our code of business conduct and ethics meets NYSE listing standard requirements and the requirements of Section 406 of the Sarbanes-Oxley Act of 2002. A copy of our certificate of incorporation and bylaws, code of business conduct and ethics, corporate governance guidelines, and the charters of the Audit, Compensation, and Nominating and Corporate Governance Committees may be obtained by writing to the Corporate Secretary, 2727 Allen Parkway, 13th Floor, Houston, Texas 77019. Our code of business conduct and ethics, corporate governance guidelines and committee charters are also available by accessing the Fund’s website at www.equuscap.com. In the event that the Fund amends or waives any provisions of our code of business conduct and ethics applicable to our principal executive officer, principal financial officer, or controller, we intend to disclose the same on the Fund’s website at www.equuscap.com.

Proxy Solicitation Costs. The proxies being solicited hereby are being solicited by the Board of Directors of the Fund. The cost of soliciting proxies in the enclosed form will be paid by the Fund. Officers and regular employees of the Fund and MCCA may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile, or electronic means.

Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of stock held in the name of such nominees. We will, upon request, reimburse brokerage firms and others for their responsible expenses in forwarding solicitation material to the beneficial owners of stock.

EQUUS II INCORPORATED

2727 Allen Parkway, 13th Floor, Houston, Texas 77019

This Proxy is Solicited by the Board of Directors of Equus II Incorporated (the “Fund”)

for the Annual Meeting of Stockholders on June 15, 2006

The undersigned hereby constitutes and appoints Sam P. Douglass or Anthony R. Moore, with full power of substitution and revocation to each, the true and lawful attorneys and proxies of the undersigned at the Annual Meeting of Stockholders of EQUUS II INCORPORATED, to be held on June 15, 2006, at 9:00 a.m. local time, at Plaza I Room, Plaza Level, Riviana Building, 2777 Allen Parkway, Houston, Texas 77019, or any adjournment thereof (the “Annual Meeting”) and to vote the shares of Common Stock, $.001 par value per share, of the Fund (“Shares”), standing in the name of the undersigned on the books of the Fund on April 21, 2006, the record date for the Annual Meeting, with all powers the undersigned would possess if personally present at the Annual Meeting.

The undersigned hereby acknowledges previous receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement and hereby revokes any proxy or proxies heretofore given by the undersigned.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

EQUUS II INCORPORATED

June 15, 2006

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

ê    Please detach along perforated line and mail in the envelope provided.    ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

			FOR	AGAINST	ABSTAIN
1. Election of the ten nominees listed below to the Board of Directors:		2. Ratification of the appointment of UHY Mann Frankfort Stein & Lipp CPAs LLP as the independent auditors for the Fund for the fiscal year ending December 31, 2006	☐	☐	☐
NOMINEES:
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)

 O   Richard F. Bergner

 O   Charles M. Boyd, M.D.

 O   Sam P. Douglass

 O   Alan D. Feinsilver

 O   Gregory J. Flanagan

 O   Henry W. Hankinson

 O   Robert L. Knauss

 O   Anthony R. Moore

 O   Dr. Francis D. Tuggle

 O   James M. Walsh

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, the proxy will be voted FOR election of directors and FOR proposal 2.

The Board of Directors knows of no other matter to come before the meeting. If any other matter is properly brought before the meeting with respect to which the Fund was not provided notice on or before February 15, 2006, the proxies will have discretion to vote the proxy on such matter in accordance with their best judgment.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.